PNC ALTERNATIVE STRATEGIES FUND LLC

Supplement dated February 10, 2010

to the Prospectuses dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

A.	Effective February 8, 2010, the following serve as Directors for the PNC Alternative Strategies Master Fund LLC (“Master Fund”) and PNC Alternative Strategies Fund LLC (“Fund”):

INDEPENDENT DIRECTORS

Name and Age	Position Held with Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director(3)
John R. Murphy—76	Director and Co-Chairman of the Board Since inception to present	Vice Chairman, National Geographic Society, March 1998 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary—76	Director and Co-Chairman of the Board Since February 8, 2010 to present	Retired; Co-Chairman of Ernst & Young (an accounting firm), 1984 - 1993.	11 registered investment companies consisting of 36 portfolios	Director, Commercial Metals Company; Co-Chairman

Dorothy A. Berry—66	Director Since February 8, 2010 to present	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

Kelley J. Brennan—67	Director Since February 8, 2010 to present	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm), 1981 - 2002.	11 registered investment companies consisting of 36 portfolios	None.

Richard W. Furst—71	Director Since February 8, 2010 to present	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance 2000 - 2003, Dean and Professor of Finance, 1981 - 2003, Gatton College of Business and Economics, University of Kentucky.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

INDEPENDENT DIRECTORS

Name and Age	Position Held with Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director(3)
Dale C. LaPorte—68	Director Since February 8, 2010 to present	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, of Calfee, Halter & Griswold LLP (law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation.

L. White Matthews, III—64	Director Since 2003 to present	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present.	11 registered investment companies consisting of 36 portfolios	Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products); Director and Chairman of the Board of Constar International Inc.

Edward D. Miller, Jr.—67	Director Since inception to present	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	None.

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2)	The “Fund Complex” is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).
(3)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e.,“public companies”), or other investment companies registered under the 1940 Act. In addition to PNC Alternative Investment Funds, each Director serves as a Trustee of PNC Advantage Funds and a Trustee of the PNC Funds. Messrs. Murphy and Neary serve as Co-Chairmen of PNC Advantage Funds and the PNC Funds.

The Fund’s Board and the Master Fund’s Board have each formed three committees: an Audit Committee, a Nominating and Compensation Committee and a Pricing and Valuation Committee. The Audit Committee and Nominating and Compensation Committee are composed of the Fund’s and Master Fund’s Independent Directors. The Pricing and Valuation Committee is composed of all of the Fund’s and Master Fund’s Directors.

Director Ownership of Securities

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John R. Murphy	None	None

Robert D. Neary	None	None

Dorothy A. Berry	None	None

Kelley J. Brennan	None	None

Richard W. Furst	None	None

Dale C. LaPorte	None	None

L. White Matthews, III	$10,001 - $50,000	Over $100,000

Edward D. Miller	None	None

As of December 31, 2009, no Director beneficially owned more than two percent of any securities in the Master Fund or the Fund. As of December 31, 2009, no Director beneficially owned more than one percent of any other registered investment companies overseen by the Director within the same family of investment companies as the Master Fund and Fund.

As of March 31, 2009, no Independent Director and no immediate family member of any Independent Director was the beneficial owner or owner of record of an interest in either the Manager, the Adviser, the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Manager, Adviser or Distributor.

Certain Interests of Independent Directors

Mr. LaPorte served as Senior Vice President of business development and General Counsel of Invacare Corporation (“Invacare”) until his retirement as of January 1, 2009. Mr. LaPorte serves on the Board of Invacare. Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is PNC Bank, which is the parent company of the Manager. PNC Bank’s total obligation as part of the syndicate is limited to 19.375% of the total value of the line of credit, or US $77.5 million. The line of credit is used for working capital and general corporate purposes. A portion of the obligation as part of the syndicate is a result of the PNC Bank’s acquisition of National City Bank (“NCB”) on November 7, 2009. NCB’s portion was limited to 15% of the total value of the line of credit, or US $60 million. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2006 to December 31, 2007, based on month end balances, was $25,657,000. The NCB portion of the balance outstanding as of December 31, 2007 was $4,280,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare’s Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB’s revenues for the period. From January 1, 2007 through December 31, 2007, NCB earned approximately $57,609 in fees for these services, which represented approximately 0.0008% of NCB’s revenues for the period.

Prior to the acquisition of NCB, PNC Bank’s obligation as part of the syndicate was limited to 4.375% of the total value of the line of credit, or US $17.5 million. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 to December 31, 2008, based on month end balances, was $12,306,487.82. The PNC Bank portion of the balance outstanding as of December 31, 2008 was $603,362.82. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare’s Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages PNC Bank or affiliates for certain treasury management and capital markets services. From January 1, 2007 through December 31, 2007, PNC Bank or affiliates earned approximately $185,000 in fees for these services, which represented approximately 0.0008% of PNC Bank’s revenues for the period. From January 1, 2008 through December 31, 2008, PNC Bank or affiliates earned approximately $236,000 in fees for these services, which represented approximately .0000328% of PNC Bank’s revenues for the period.

Mr. Murphy serves as a director of Omnicom Group, Inc. (“Omnicom”). PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omincom. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody’s of Omnicom’s senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.

B. At a special meeting of members for the Fund held on January 22, 2010, the members approved a new investment manager agreement between PNC Capital Advisors, LLC (“PNC Capital”) and the Master Fund and Fund, separately.